EXHIBIT 21.1
SUBSIDIARIES LISTING AS OF DECEMBER 31, 2023

All the subsidiaries listed below are incorporated in Delaware except that Ashford Hospitality Trust, Inc. is incorporated in Maryland and 815 Commerce Construction Manager LLC is organized in Texas.

Ashford Hospitality Trust, Inc.
815 Commerce Construction Manager LLC
815 Commerce LLC
815 Commerce Managing Member LLC
815 Commerce Master Tenant LLC
AH Tenant Corporation
AHT SMA GP, LLC
AHT SMA, LP
AMM Borrower Parent LLC
AMM Lessee Parent LLC
Annapolis Hotel GP LLC
Annapolis Maryland Hotel Limited Partnership
APHM North Dallas – GP, LLC
Ashford A-3 Mezz LLC
Ashford AA Senior Mezz LLC
Ashford Alexandria GP LLC
Ashford Alexandria LP
Ashford Alpharetta Limited Partnership
Ashford Anchorage GP LLC
Ashford Anchorage LP
Ashford Ann Arbor GP LLC
Ashford Ann Arbor LP
Ashford Ashton GP LLC
Ashford Ashton LP
Ashford Atlanta Peachtree GP LLC
Ashford Atlanta Peachtree LP
Ashford Atlantic Beach GP LLC
Ashford Atlantic Beach LP
Ashford Austin GP LLC
Ashford Austin LP
Ashford Basking Ridge GP LLC
Ashford Basking Ridge LP
Ashford Beverly Hills GP LLC
Ashford Bloomington GP LLC
Ashford Bloomington LP
Ashford Bridgewater GP LLC
Ashford Bridgewater Hotel Partnership, LP
Ashford Bucks County LLC
Ashford Buford I LP
Ashford Buford II LP
Ashford BWI Airport GP LLC
Ashford BWI Airport LP
Ashford C-1 LLC

Ashford C-2 LLC
Ashford Chambers GP LLC
Ashford Chambers LP
Ashford Charlotte Limited Partnership
Ashford CM GP LLC
Ashford CM Partners LP
Ashford Coral Gables GP LLC
Ashford Coral Gables LP
Ashford Credit Holding LLC
Ashford Crystal City GP LLC
Ashford Crystal City Limited Partnership
Ashford Crystal City Partners LP
Ashford Crystal Gateway GP LLC
Ashford Crystal Gateway LP
Ashford D-3 Mezz LLC
Ashford Dallas GP LLC
Ashford Dallas LP
Ashford Downtown Atlanta GP LLC
Ashford Downtown Atlanta LP
Ashford Dulles GP LLC
Ashford Dulles LP
Ashford Durham I LLC
Ashford Eight General Partner LLC
Ashford Evansville I GP LLC
Ashford Evansville I LP
Ashford Evansville III GP LLC
Ashford Evansville III LP
Ashford Falls Church Limited Partnership
Ashford Five Junior Holder LLC
Ashford Five Junior Mezz LLC
Ashford Five Senior Mezz LLC
Ashford Flagstaff GP LLC
Ashford Flagstaff LP
Ashford Fort Tower I GP LLC
Ashford Foshay Senior Mezz LLC
Ashford Fremont GP LLC
Ashford Fremont LP
Ashford G-3 Mezz LLC
Ashford Gateway TRS Corporation
Ashford Hawthorne GP LLC
Ashford Hawthorne LP
Ashford Hospitality Finance General Partner LLC
Ashford Hospitality Finance LP
Ashford Hospitality Limited Partnership
Ashford Hospitality Servicing LLC
Ashford IHC LLC
Ashford IHC Partners, LP
Ashford Irvine Spectrum Foothill Ranch Limited Partnership
Ashford Jacksonville I GP LLC

Ashford Jacksonville I LP
Ashford Jacksonville IV GP LLC
Ashford Jacksonville IV LP
Ashford Junior A LLC
Ashford Junior B LLC
Ashford Junior C LLC
Ashford Junior D LLC
Ashford Junior E LLC
Ashford Junior F LLC
Ashford Junior M1 LLC
Ashford Junior M2 LLC
Ashford Kennesaw I LP
Ashford Kennesaw II LP
Ashford Lakeway GP LLC
Ashford Lakeway LP
Ashford Las Vegas GP LLC
Ashford Las Vegas LP
Ashford Lawrenceville LP
Ashford Le Pavillon GP LLC
Ashford Le Pavillon LP
Ashford Le Pavillon Senior Mezz LLC
Ashford Lee Vista GP LLC
Ashford Lee Vista Partners LP
Ashford LV Hughes Center GP LLC
Ashford LV Hughes Center LP
Ashford Manhattan Beach GP LLC
Ashford Manhattan Beach LP
Ashford Market Center GP LLC
Ashford Market Center LP
Ashford Memphis GP LLC
Ashford Memphis LP
Ashford Minneapolis Airport GP LLC
Ashford Minneapolis Airport LP
Ashford Mira Mesa San Diego Limited Partnership
Ashford MV San Diego GP LLC
Ashford MV San Diego LP
Ashford New York GP LLC
Ashford New York Junior Mezz LLC
Ashford New York LP
Ashford New York Senior Mezz LLC
Ashford Newark GP LLC
Ashford Newark LP
Ashford Oakland GP LLC
Ashford Oakland LP
Ashford OP General Partner LLC
Ashford OP Limited Partner LLC
Ashford Orlando Sea World Limited Partnership
Ashford Overland Park Limited Partnership
Ashford PH GP LLC

Ashford PH Partners LP
Ashford Philly GP LLC
Ashford Philly LP
Ashford Phoenix Airport GP LLC
Ashford Phoenix Airport LP
Ashford Plano-C GP LLC
Ashford Plano-C LP
Ashford Plano-R GP LLC
Ashford Plano-R LP
Ashford Plymouth Meeting GP LLC
Ashford Plymouth Meeting LP
Ashford Pool C1 Junior Holder LLC
Ashford Pool C1 Junior Mezz LLC
Ashford Pool C1 Senior Mezz LLC
Ashford Pool C2 GP LLC
Ashford Pool C2 Junior Holder LLC
Ashford Pool C2 Junior Mezz LLC
Ashford Pool C2 Senior Mezz LLC
Ashford Pool C3 GP LLC
Ashford Pool C3 Junior Holder LLC
Ashford Pool C3 Junior Mezz LLC
Ashford Pool C3 Senior Mezz LLC
Ashford Posada GP LLC
Ashford Posada LP
Ashford Raleigh Limited Partnership
Ashford RB Junior Mezz LLC
Ashford RB Senior Mezz LLC
Ashford Salt Lake Limited Partnership
Ashford San Jose GP LLC
Ashford San Jose LP
Ashford Santa Clara GP LLC
Ashford Santa Clara Partners LP
Ashford Santa Fe GP LLC
Ashford Santa Fe LP
Ashford Scotts Valley GP LLC
Ashford Scotts Valley LP
Ashford Scottsdale GP LLC
Ashford Scottsdale LP
Ashford Senior A LLC
Ashford Senior B LLC
Ashford Senior C LLC
Ashford Senior D LLC
Ashford Senior E LLC
Ashford Senior F LLC
Ashford Senior General Partner II LLC
Ashford Senior General Partner IV LLC
Ashford Senior M1 LLC
Ashford Senior M2 LLC
Ashford Six General Partner LLC

Ashford Ten Junior Mezz LLC
Ashford Ten Senior Mezz LLC
Ashford Tipton Lakes GP LLC
Ashford Tipton Lakes LP
Ashford TRS AA Senior Mezz LLC
Ashford TRS Alexandria LLC
Ashford TRS Anchorage LLC
Ashford TRS Ann Arbor LLC
Ashford TRS Annex LLC
Ashford TRS Ashton Holder LLC
Ashford TRS Ashton LLC
Ashford TRS Atlanta Peachtree LLC
Ashford TRS Atlantic Beach LLC
Ashford TRS Austin LLC
Ashford TRS Basking Ridge LLC
Ashford TRS Beverly Hills LLC
Ashford TRS Bloomington LLC
Ashford TRS Bridgewater LLC
Ashford TRS Bucks County LLC
Ashford TRS BWI Airport LLC
Ashford TRS C-1 LLC
Ashford TRS C-2 LLC
Ashford TRS Chambers LLC
Ashford TRS CM LLC
Ashford TRS Coral Gables LLC
Ashford TRS Corporation
Ashford TRS Crystal City LLC
Ashford TRS Dallas LLC
Ashford TRS Downtown Atlanta LLC
Ashford TRS Dulles LLC
Ashford TRS Durham I LLC
Ashford TRS Eight LLC
Ashford TRS Evansville I LLC
Ashford TRS Evansville III LLC
Ashford TRS Five Junior Holder I LLC
Ashford TRS Five Junior Holder II LLC
Ashford TRS Five Junior Holder III LLC
Ashford TRS Five Junior Holder IV LLC
Ashford TRS Five Junior Holder V LLC
Ashford TRS Five Junior Mezz I LLC
Ashford TRS Five Junior Mezz II LLC
Ashford TRS Five Junior Mezz III LLC
Ashford TRS Five Junior Mezz IV LLC
Ashford TRS Five Junior Mezz V LLC
Ashford TRS Five LLC
Ashford TRS Five Senior Mezz I LLC
Ashford TRS Five Senior Mezz II LLC
Ashford TRS Five Senior Mezz III LLC
Ashford TRS Five Senior Mezz IV LLC

Ashford TRS Five Senior Mezz V LLC
Ashford TRS Flagstaff LLC
Ashford TRS Fort Tower I LLC
Ashford TRS Foshay Senior Mezz LLC
Ashford TRS Fremont LLC
Ashford TRS Hawthorne LLC
Ashford TRS Investment Management GP LLC
Ashford TRS Investment Management LP
Ashford TRS Jacksonville I LLC
Ashford TRS Jacksonville IV LLC
Ashford TRS Junior A LLC
Ashford TRS Junior B LLC
Ashford TRS Junior C1 LLC
Ashford TRS Junior C2 LLC
Ashford TRS Junior D1 LLC
Ashford TRS Junior D2 LLC
Ashford TRS Junior E LLC
Ashford TRS Junior F LLC
Ashford TRS Junior M1 LLC
Ashford TRS Junior M2 LLC
Ashford TRS Lakeway LLC
Ashford TRS Las Vegas LLC
Ashford TRS Le Pavillon LLC
Ashford TRS Le Pavillon Senior Mezz LLC
Ashford TRS Lee Vista LLC
Ashford TRS Lessee II LLC
Ashford TRS Lessee IV LLC
Ashford TRS LV Hughes Center LLC
Ashford TRS Manhattan Beach LLC
Ashford TRS Marietta LLC
Ashford TRS Market Center LLC
Ashford TRS Memphis LLC
Ashford TRS Minneapolis Airport LLC
Ashford TRS MV San Diego LLC
Ashford TRS New York Holder LLC
Ashford TRS New York Junior Mezz LLC
Ashford TRS New York LLC
Ashford TRS New York Senior Mezz LLC
Ashford TRS Newark LLC
Ashford TRS Oakland LLC
Ashford TRS PH LLC
Ashford TRS Philly LLC
Ashford TRS Phoenix Airport LLC
Ashford TRS Plano-C LLC
Ashford TRS Plano-R LLC
Ashford TRS Plymouth Meeting LLC
Ashford TRS Pool C1 Junior Holder LLC
Ashford TRS Pool C1 Junior Mezz LLC
Ashford TRS Pool C1 Senior Mezz LLC

Ashford TRS Pool C2 Junior Holder LLC
Ashford TRS Pool C2 Junior Mezz LLC
Ashford TRS Pool C2 LLC
Ashford TRS Pool C2 Senior Mezz LLC
Ashford TRS Pool C3 Junior Holder LLC
Ashford TRS Pool C3 Junior Mezz LLC
Ashford TRS Pool C3 LLC
Ashford TRS Pool C3 Senior Mezz LLC
Ashford TRS Posada LLC
Ashford TRS RB Junior Mezz LLC
Ashford TRS RB Senior Mezz LLC
Ashford TRS San Jose LLC
Ashford TRS Santa Clara LLC
Ashford TRS Santa Fe LLC
Ashford TRS Scotts Valley LLC
Ashford TRS Scottsdale LLC
Ashford TRS Senior A LLC
Ashford TRS Senior B LLC
Ashford TRS Senior C1 LLC
Ashford TRS Senior C2 LLC
Ashford TRS Senior D1 LLC
Ashford TRS Senior D2 LLC
Ashford TRS Senior E LLC
Ashford TRS Senior F LLC
Ashford TRS Senior M1 LLC
Ashford TRS Senior M2 LLC
Ashford TRS Six LLC
Ashford TRS Ten Junior Mezz LLC
Ashford TRS Ten Senior Mezz LLC
Ashford TRS Tipton Lakes LLC
Ashford TRS VI Corporation
Ashford TRS VII Corporation
Ashford TRS Walnut Creek LLC
Ashford TRS WQ LLC
Ashford Walnut Creek GP LLC
Ashford Walnut Creek LP
Ashford WQ Hotel GP LLC
Ashford WQ Hotel LP
Ashford WQ Licensee LLC
Austin Embassy Beverage, Inc.
Bucks County Member LLC
Crystal City Tenant Corp.
CY Manchester Hotel Partners, LP
CY Manchester Tenant Corporation
CY-CIH Manchester Parent, LLC
HH Atlanta LLC
HH Austin Hotel Associates, L.P.
HH Baltimore LLC
HH Chicago LLC

HH Churchill Hotel Associates, L.P.
HH Denver LLC
HH DFW Hotel Associates, L.P.
HH FP Portfolio LLC
HH Gaithersburg LLC
HH LC Portfolio LLC
HH Melrose Hotel Associates, L.P.
HH Mezz Borrower A-2 LLC
HH Mezz Borrower A-4 LLC
HH Mezz Borrower D-1 LLC
HH Mezz Borrower D-2 LLC
HH Mezz Borrower D-4 LLC
HH Mezz Borrower G-2 LLC
HH Mezz Borrower G-4 LLC
HH Palm Springs LLC
HH Princeton LLC
HH Savannah LLC
HH Swap A LLC
HH Swap C LLC
HH Swap C-1 LLC
HH Swap D LLC
HH Swap F LLC
HH Swap F-1 LLC
HH Swap G LLC
HH Tampa Westshore LLC
HH Texas Hotel Associates, L.P.
HHC Texas GP LLC
HHC TRS Atlanta LLC
HHC TRS Austin LLC
HHC TRS Baltimore II LLC
HHC TRS Baltimore LLC
HHC TRS Chicago LLC
HHC TRS FP Portfolio LLC
HHC TRS Highland LLC
HHC TRS LC Portfolio LLC
HHC TRS Melrose LLC
HHC TRS Portsmouth LLC
HHC TRS Princeton LLC
HHC TRS Savannah LLC
HHC TRS Tampa LLC
Key West Florida Hotel Limited Partnership
Key West Hotel GP LLC
Lee Vista Tenant Corp.
Marietta Leasehold GP LLC
Marietta Leasehold L.P.
Minnetonka Hotel GP LLC
Minnetonka Minnesota Hotel Limited Partnership
New Beverly Hills Hotel Limited Partnership
New Clear Lake GP LLC

New Clear Lake Hotel Limited Partnership
New Fort Tower I Hotel Limited Partnership
New Fort Tower II Hotel Limited Partnership
New Forth Tower II GP LLC
New Houston GP LLC
New Houston Hotel Limited Partnership
New Indianapolis Downtown GP LLC
New Indianapolis Downtown Hotel Limited Partnership
Non-REIT GP LLC
Palm Beach Florida Hotel and Office Building Limited Partnership
Palm Beach GP LLC
PIM Ashford Venture I, LLC
PIM Boston Back Bay LLC
PIM Highland Holding LLC
PIM Nashville LLC
PIM TRS Boston Back Bay LLC
PIM TRS Nashville LLC
REDUS SH ND, LLC
RFS SPE 2000 LLC
RI Manchester Hotel Partners, LP
RI Manchester Tenant Corporation
RI-CIH Manchester Parent, LLC
Santa Clara Tenant Corp.
St. Petersburg Florida Hotel Limited Partnership
St. Petersburg Florida Land Limited Partnership
St. Petersburg GP LLC
St. Petersburg Land GP LLC
Ashford Buford I LP
Ashford Buford II LP
Ashford Jacksonville IV GP LLC
Ashford Jacksonville IV LP
Ashford TRS Jacksonville IV LLC
RI Manchester Holding LLC
RI Manchester Hotel Partners, LP
RI TRS Manchester Holding LLC
RI TRS Manchester LLC
RI-CIH Manchester Parent, LLC
Stirling Buford I GP LLC
Stirling Buford I Holding LLC
Stirling Buford II GP LLC
Stirling Buford II Holding LLC
Stirling Jacksonville IV Holding LLC
Stirling OP General Partner LLC
Stirling OP Limited Partner LLC
Stirling REIT Holdings LLC
Stirling REIT OP, LP
Stirling TRS Buford I Holding LLC
Stirling TRS Buford I LLC
Stirling TRS Buford II Holding LLC

Stirling TRS Buford II LLC
Stirling TRS Corporation
Stirling TRS Jacksonville IV Holding LLC